Supplement dated June 26, 2017
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Jennison Mid Cap Growth Fund	5/1/2017
On June 21, 2017, the Fund's Board of Trustees approved a change in subadviser and certain changes to the Fund's principal investment strategies and principal risks. As a result, effective on or about September 18, 2017 (the Effective Date), Jennison Associates LLC (Jennison) will no longer serve as the subadviser to the Fund and Westfield Capital Management Company, L.P. (Westfield) will assume day-to-day portfolio management of the Fund. Also, on the Effective Date, the Fund’s name is changed to Variable Portfolio – Westfield Mid Cap Growth Fund. Accordingly, on the Effective Date, all references in the prospectus to Jennison are hereby deleted and all references to Variable Portfolio – Jennison Mid Cap Growth Fund are hereby deleted and replaced with Variable Portfolio – Westfield Mid Cap Growth Fund. Additionally, the May 2, 2017 supplement is hereby revised to reflect that, for the Fund, the Fund's name as of May 1, 2018 will be CTIVP – Westfield Mid Cap Growth Fund. In addition, as of the Effective Date, the changes described in this Supplement are hereby made to the Fund's prospectus.
The information under the heading "Principal Investment Strategies" in the "Summary of VP - Jennison Mid Cap Growth Fund" section of the prospectus is hereby superseded and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of mid-capitalization companies. The Fund defines mid-capitalization companies as those companies with a market capitalization that falls within the range of the companies that comprise the Russell Midcap® Growth Index (the Index). The market capitalization range of the companies included within the Index was $74.5 million to $85.5 billion as of May 31, 2017. The market capitalization range and composition of the companies in the Index are subject to change. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.
The information under the heading "Principal Risks" in the "Summary of VP - Jennison Mid Cap Growth Fund" and in the "More Information About VP - Jennison Mid Cap Growth Fund" sections of the prospectus are hereby revised to delete Foreign Securities Risk, Consumer Discretionary Sector and Information Technology and Technology-Related Sectors.
The rest of the section remains the same.
The information under the heading "Fund Management” in the "Summary of VP - Jennison Mid Cap Growth Fund" section of the prospectus is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC
Subadviser: Westfield Capital Management Company, L.P. (Westfield)
The Westfield Investment Committee (the “Committee”) is jointly and primarily responsible for the day-to-day investment decision making for the Fund. Investment decisions for the Fund are made by consensus of the Committee, which is chaired by William A. Muggia. Although the Committee collectively acts as portfolio manager for the Fund, Westfield lists the following Committee members, based on seniority and role within the Committee, as having day-to-day management responsibilities for the Fund.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
William Muggia	President, Chief Executive Officer, Chief Investment Officer and Managing Partner of Westfield	Co-manager	September 2017
Richard Lee, CFA	Deputy Chief Investment Officer and Managing Partner of Westfield	Co-manager	September 2017
Ethan Meyers, CFA	Director of Research and Managing Partner of Westfield	Co-manager	September 2017
The information under the heading "Principal Investment Strategies" in the "More Information About VP - Jennison Mid Cap Growth Fund" section of the prospectus is hereby superseded and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of mid-capitalization companies. The Fund defines mid-capitalization companies as those companies with a market capitalization that falls within the range of the companies that comprise the Russell Midcap® Growth Index (the Index). The market capitalization range of the companies included within the Index was $74.5 million to $85.5 billion as of May 31, 2017. The market capitalization range and composition of the companies in the Index are subject to change. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.
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Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Westfield Capital Management Company, L.P. (Westfield or the Subadviser), which provides day-to-day portfolio management to the Fund.
The Fund invests primarily in stocks of domestic growth companies that Westfield believes have a demonstrated record of achievement with excellent prospects for earnings growth over a 1- to 3-year period.
In choosing securities, Westfield looks for companies that it believes are reasonably priced with high forecasted earnings potential. The Fund will invest in companies that Westfield believes have shown above-average and consistent long-term growth in earnings and have excellent prospects for future growth.
The Fund generally will sell a security if one or more of the following occurs: Westfield’s predetermined price target objective is exceeded; there is an alteration to the original investment case; valuation relative to the stock’s peer group is no longer attractive; or better risk/reward opportunities may be found in other stocks.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days’ notice of any change to the Fund’s investment objective made to comply with the SEC rule governing investment company names.
The information under the heading "Portfolio Management" in the "More Information About VP - Jennison Mid Cap Growth Fund" section of the prospectus is hereby superseded and replaced with the following:
The Investment Manager has, with the approval of the Board, engaged an investment subadviser(s) to make the day-to-day investment decisions for the Fund. The Investment Manager pays the subadviser(s) for investment advisory services and retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating the Fund’s needs and the subadvisers’ skills and abilities on an ongoing basis. Based on its evaluations, the Investment Manager may at times recommend to the Board that the Fund change, add or terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser. A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with Westfield will be available in the Fund’s semiannual report to shareholders for the fiscal period ending June 30, 2017.
Subadviser
Westfield, which has served as Subadviser to the Fund since September 2017, is located at One Financial Center, Boston, Massachusetts 02111. Westfield, subject to the supervision of Columbia Management, provides day-to-day portfolio management to the Fund, as well as investment research and statistical information under a Subadvisory Agreement with Columbia Management. Westfield was founded in, and has been a registered investment adviser since, 1989.
Portfolio Managers
The Westfield Investment Committee (the “Committee”) is jointly and primarily responsible for the day-to-day investment decision making for the Fund. Investment decisions for the Fund are made by consensus of the Committee, which is chaired by William A. Muggia. Although the Committee collectively acts as portfolio manager for the Fund, Westfield lists the following Committee members, based on seniority and role within the Committee, as having day-to-day management responsibilities for the Fund.
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
William Muggia	President, Chief Executive Officer, Chief Investment Officer and Managing Partner of Westfield	Co-manager	September 2017
Richard Lee, CFA	Deputy Chief Investment Officer and Managing Partner of Westfield	Co-manager	September 2017
Ethan Meyers, CFA	Director of Research and Managing Partner of Westfield	Co-manager	September 2017
Mr. Muggia joined Westfield in 1994. Mr. Muggia began his investment career in 1983 and earned a B.A. from Middlebury College and an M.B.A. from Harvard Business School.
Mr. Lee joined Westfield in 2004. Mr. Lee began his investment career in 1994 and earned an A.B. from Harvard College.
Mr. Meyers joined Westfield in 1999. Mr. Meyers began his investment career in 1996 and earned a B.S. from Tulane University.
Shareholders should retain this Supplement for future reference.
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